UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Quotient Technology Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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1. Election of two Class III directors to hold office until the 2020 Annual Meeting of  Stockholders and their successors are elected and qualified, subject to earlier  resignation or removal:  Andrew J. Gessow  Scott D. Raskin  2. To ratify the appointment of Ernst & Young LLP as Quotient Technology Inc.’s  independent registered public accounting firm for the fiscal year ending December  31, 2017.  3. To transact such other business as may properly come before the meeting or any  adjournments or postponements thereof.  In their discretion, the proxies are authorized to vote upon such other business as  may properly come before the Annual Meeting.  the BoArd of dIrectorS recoMMeNdS A Vote "for" the electIoN of  dIrectorS ANd "for" ProPoSAl 2.  NoMINeeS:  this communication presents only an overview of the more complete proxy materials that are available to you on the Internet. we  encourage you to access and review all of the important information contained in the proxy materials before voting.  If you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting a  copy. to facilitate timely delivery please make the request as instructed below before 05/26/17.  Please visit http://www.astproxyportal.com/ast/18720/, where the following materials are available for view:  • Notice of Annual Meeting of Stockholders  • Proxy Statement  • Form of Electronic Proxy Card  • Annual Report on Form 10-K  to requeSt MAterIAl: telePhoNe: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)  e-MAIl: info@astfinancial.com  weBSIte: https://us.astfinancial.com/proxyservices/requestmaterials.asp  to Vote: oNlINe: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen  instructions or scan the QR code with your smartphone. You may enter your voting instructions at  www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.  IN PerSoN: You may vote your shares in person by attending the Annual Meeting.  telePhoNe: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain  the toll free number to call.  MAIl: You may request a card by following the instructions above.  coMPANy NuMBer  AccouNt NuMBer  coNtrol NuMBer  JohN SMIth  1234 MAIN Street  APt. 203  New york, Ny 10038  Please note that you cannot use this notice to vote by mail.  Important Notice of Availability of Proxy Materials for the Stockholder Meeting of  quotIeNt techNology INc.  to Be held on:  June 5, 2017 at 10:00 a.m. Pacific time  at 400 logue Avenue, Mountain View, cA 94043